UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 29, 2015 (November 14, 2014)

GSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
1332 Londontown Blvd., Sykesville, MD 21784
(Address of principal executive offices and zip code)

(410) 970-7800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

This Amendment to Current Report on Form 8-K/A amends Item 2.01 of our Form 8-K on November 17, 2014 to provide the financial statements required by Items 9.01(a) and 9.01(b).

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited combined financial statements of Hyperspring, LLC and its Affiliates ("Hyperspring") as of December 31, 2013 and 2012 and for the years then ended, and the related Independent Auditor's Report thereon are included as Exhibit 99.1 of this Current Report on Form 8-K/A.

The historical unaudited combined financial statements of Hyperspring at September 30, 2014 and for the nine months ended September 30, 2014 and 2013 is attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined consolidated financial information of GSE Systems, Inc. at September 30, 2014 and for the nine months ended September 30, 2014  and the year ended December 31, 2013 reflecting the acquisition of Hyperspring, LLC is attached as Exhibit 99.3 to this Current Report on Form 8-K/A.

(c)	Exhibits.

23.1	Consent of BDO USA, LLP
99.1	Audited Combined Financial Statements of Hyperspring, LLC and its Affiliates at December 31, 2013 and 2012 and for each of the two years in the period ended December 31, 2013.
99.2	Unaudited Combined Financial Statements of Hyperspring, LLC at September 30, 2014 and for the nine months ended September 30, 2014 and 2013.
99.3	Unaudited Pro Forma Condensed Combined Consolidated Financial Information at September 30, 2014 and for the nine months ended September 30, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: January 29, 2015	/s/ Jeffery G. Hough
Jeffery G. Hough
Senior Vice President and CFO